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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 5, 2004
              (Date of earliest event reported): January 20, 2004

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                         ENERGY TRANSFER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      1-11727                  73-1493906
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

          2838 WOODSIDE STREET
             DALLAS, TEXAS                                         75204
(Address of principal executive offices)                         (Zip Code)

                                 (918) 492-7272
              (Registrant's telephone number, including area code)

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         This Form 8-K/A amends the Form 8-K/A of the Registrant, formerly named
Heritage Propane Partners, L.P. (the "Partnership") filed with the Securities and Exchange Commission on January 20, 2004, and provides financial statements and pro forma financial information required to be reported in connection with the Partnership's acquisition of La Grange Acquisition, L.P. and its subsidiaries ("Energy Transfer Company"). Provided under Item 7 of this report are the financial statements of Energy Transfer Company for the three months ended November 30, 2003, and pro forma financial information giving pro forma effect to the transaction for the three months ended November 30, 2003. The Registrant, formerly named Heritage Propane Partners, L.P., changed its name to Energy Transfer Partners, L.P., effective March 1, 2004.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of businesses acquired

         (b)      Pro forma financial information

         (c)      Exhibits

         The following exhibits are filed herewith:

               Exhibit Number                 Description
                    99.1            The unaudited combined balance sheets of
                                    Energy Transfer Company and related
                                    statements of income and comprehensive
                                    income, partners' capital and cash flows for
                                    the three months ended November 30, 2003 and
                                    two months ended November 30, 2002.

                    99.2 The unaudited pro forma combined financial statements of Heritage Propane Partners,
                                    L.P. and Energy Transfer Company for the three months ended November 30, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ENERGY TRANSFER PARTNERS, L.P.

                                       By: U.S. Propane, L.P., General Partner
                                       By: U.S. Propane, L.L.C., General Partner


Date: April 5, 2004                    By: /s/ RAY C. DAVIS
                                           -------------------------------------
                                           Ray C. Davis
                                           Co-Chief Executive Officer and
                                           officer duly authorized to sign on
                                           behalf of the registrant

                                       By: /s/ KELCY L. WARREN
                                           -------------------------------------
                                           Kelcy L. Warren
                                           Co-Chief Executive Officer and
                                           officer duly authorized to sign on
                                           behalf of the registrant


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